ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
CONSOLIDATING BALANCE SHEET
(US $ IN 000s)
September 30, 2003

                                     ATCHISON       AMITE                                       MILWAUKEE       EMPIRE                       PENNSYLVANIA
                                     CASTING       FOUNDRY &      PROSPECT        QUAKER        IMPELLER        STEEL          LaGRANGE    STEEL FOUNDRY
ASSETS                             CORPORATION   MACHINE, INC.  FOUNDRY, INC.   ALLOY, INC.   CASTINGS, INC. CASTINGS, INC.  FOUNDRY, INC.  & MACHINE CO.
--------------------------------- -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------

CASH                                    $3,986             $0             $0             $1             $0              $1             $0             $0

TRADE RECEIVABLES                        6,885          1,368          1,807          1,187              0             120              0              0
OTHER RECEIVABLES                          315              0              0              0              0              12              0              0
LESS ALLOWANCES                           (125)            (2)           (25)           (90)             0             (18)             0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET ACCOUNT RECEIVABLES                  7,075          1,366          1,782          1,097              0             114              0              0

GROSS INVENTORY                          8,154          1,822            657            432              0           2,968              0              0
LIFO RESERVE                              (770)             0              0              0              0               0              0              0
VALUATION RESERVE                         (105)             0            (42)             0              0               0              0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET INVENTORY                            7,279          1,822            615            432              0           2,968              0              0

DEFERRED INCOME TAXES                   (7,932)             0              0              0              0               0              0              0

OTHER CURRENT ASSETS                     1,478            413            194            251              0             104              0              4
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------

TOTAL CURRENT ASSETS                    11,886          3,601          2,591          1,781              0           3,187              0              4

PROPERTY, PLANT, & EQUIPMENT            54,735         19,060         15,186          7,446              0           3,412              0              0
ALLOWANCE FOR DEPRECIATION             (34,320)       (10,803)       (11,014)        (3,633)             0          (2,773)             0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET PROPERTY, PLANT & EQUIPMENT          20,415          8,257          4,172          3,813              0             639              0              0

OTHER ASSETS - INTANGIBLES                   0              0              0              0              0               0              0              0
ACCUMULATED AMORTIZATION                     0              0              0              0              0               0              0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET INTANGIBLES                              0              0              0              0              0               0              0              0

INVESTMENT IN SUBSIDIARIES              76,259              0              0              0              0               0              0              0

DEFERRED CHARGES                             0              0              0              0              0               0              0              0
ACCUMULATED AMORTIZATION                     0              0              0              0              0               0              0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET DEFERRED CHARGES                         0              0              0              0              0               0              0              0

OTHER ASSETS                             2,580              0              0              0            656             186              0              0

                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------

TOTAL ASSETS                          $111,140        $11,858         $6,763         $5,594           $656          $4,012             $0             $4
                                  =============  =============  =============  =============  =============  ==============  =============  =============

ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
CONSOLIDATING BALANCE SHEET
(US $ IN 000s)
September 30, 2003

                                  SPRINGFIELD                    INVERNESS                                       NON -
                                     IRON         PRIMECAST       CASTINGS       ACC GLOBAL    CLAREMONT       DEBTOR
ASSETS                            CORPORATION    INCORPORATED   GROUP, INC.    CORPORATION   FOUNDRY, INC.   SUBSIDIARIES   ELIMINATIONS   CONSOLIDATED
------                            -----------    ------------   -----------    -----------   -------------   ------------   ------------   ------------
CASH                                       $0             $0             $17             $0             $0             $0             $0         $4,005

TRADE RECEIVABLES                           0              0           5,231            403              0          3,122              0         20,123
OTHER RECEIVABLES                           0              0               2              0              0             32              0            361
LESS ALLOWANCES                             0              0            (183)             0              0            (37)             0           (480)
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET ACCOUNT RECEIVABLES                     0              0           5,050            403              0          3,117              0         20,004

GROSS INVENTORY                             0              0           2,130              0              0          2,478              0         18,641
LIFO RESERVE                                0              0             (76)             0              0              0              0           (846)
VALUATION RESERVE                           0              0               0              0              0           (215)             0           (362)
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET INVENTORY                               0              0           2,054              0              0          2,263              0         17,433

DEFERRED INCOME TAXES                       0              0               0              0              0            100              0         (7,832)

OTHER CURRENT ASSETS                        0              0           1,819              3              0            208              0          4,474
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------

TOTAL CURRENT ASSETS                        0              0           8,940            406              0          5,688              0         38,084

PROPERTY, PLANT, & EQUIPMENT                0              0          14,167              0              0         13,872              0        127,878
ALLOWANCE FOR DEPRECIATION                  0              0          (5,485)             0              0         (4,855)             0        (72,883)
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET PROPERTY, PLANT, & EQUIPMENT            0              0           8,682              0              0          9,017              0         54,995

OTHER ASSETS - INTANGIBLES                  0              0               0              0              0          9,574              0          9,574
ACCUMULATED AMORTIZATION                    0              0               0              0              0         (7,747)             0         (7,747)
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET INTANGIBLES                             0              0               0              0              0          1,827              0          1,827

INVESTMENT IN SUBSIDIARIES                  0              0               0              0              0              0        (76,259)             0

DEFERRED CHARGES                            0              0               0              0              0              0              0
ACCUMULATED AMORTIZATION                    0              0               0              0              0              0              0              0
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET DEFERRED CHARGES                        0              0               0              0              0              0              0              0

OTHER ASSETS                               66              0               0              0              0            258              0
                                  ------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------

TOTAL ASSETS                              $66             $0         $17,622           $406             $0        $16,790       ($76,259)    $   98,652
                                  ============  =============  ==============  =============  =============  =============  =============  =============

ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
CONSOLIDATING BALANCE SHEET
(US $ IN 000s)
September 30, 2003

                                     ATCHISON       AMITE                                       MILWAUKEE       EMPIRE                       PENNSYLVANIA
                                    CASTING        FOUNDRY &       PROSPECT       QUAKER         IMPELLER        STEEL          LaGRANGE    STEEL FOUNDRY
LIABILITIES & NET WORTH            CORPORATION   MACHINE, INC.  FOUNDRY, INC.   ALLOY, INC.   CASTINGS, INC. CASTINGS, INC.  FOUNDRY, INC.  & MACHINE CO.
--------------------------------  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------

ACCOUNTS PAYABLE                        $8,289         $1,610         $1,515         $1,572             $0            $149            $38             $0
ACCRUED EXPENSES                        16,974            731          1,703           (767)           648           3,823          1,091            566
CURRENT PORTION - LONG TERM DEBT         9,849              0              0              0              0               0              0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
TOTAL CURRENT LIABILITIES               35,112          2,341          3,218            805            648           3,972          1,129            566

LONG TERM  LOAN                         73,132              0              0              0              0               0              0              0
LONG TERM  LOAN - INTRACOMPANY          (9,913)        11,888        (10,789)        17,817          8,205           7,689          2,644           (562)
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
TOTAL LOANS                             63,219         11,888        (10,789)        17,817          8,205           7,689          2,644           (562)

EXCESS ASSETS OVER COST                      0              0              0              0              0               0              0              0
ACCUMULATED AMORTIZATION                     0              0              0              0              0               0              0              0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET EXCESS ASSETS OVER COST                  0              0              0              0              0               0              0              0

DEFERRED TAXES                           1,251              0              0              0              0               0              0              0

OTHER LONG TERM LIABILITIES                841             40              0              0              0               0              0              0

LONG TERM PENSION                        7,437              0              0              0              0           2,024              0              0

POST RETIREMENT OBLIGATION
   OTHER THAN PENSION                    5,748              0              0              0              0             465              0              0

MINORITY INTEREST IN SUBSIDIARY            188              0              0              0              0               0              0              0

                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
TOTAL LIABILITIES                      113,796         14,269         (7,571)        18,622          8,853          14,150          3,773              4

CAPITAL STOCK                           62,982         12,000          6,678          1,894          3,269           1,400          3,000              0
RETAINED EARNINGS                      (65,638)       (14,411)         7,656        (14,922)       (11,466)        (11,538)        (6,773)             0
                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
NET WORTH                               (2,656)        (2,411)        14,334        (13,028)        (8,197)        (10,138)        (3,773)             0

                                  -------------  -------------  -------------  -------------  -------------  --------------  -------------  -------------
TOTAL LIABILITIES &
NET WORTH                             $111,140        $11,858         $6,763         $5,594           $656          $4,012             $0             $4
                                  =============  =============  =============  =============  =============  ==============  =============  =============

ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
CONSOLIDATING BALANCE SHEET
(US $ IN 000s)
September 30, 2003
                                  SPRINGFIELD                     INVERNESS                                     NON -
                                     IRON         PRIMECAST       CASTINGS       ACC GLOBAL    CLAREMONT       DEBTOR
LIABILITIES & NET WORTH           CORPORATION    INCORPORATED    GROUP, INC.    CORPORATION   FOUNDRY, INC.  SUBSIDIARIES   ELIMINATIONS    CONSOLIDATED
----------------------------------------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------

ACCOUNTS PAYABLE                           $0             $0          $4,672           $216             $0         $1,945             $0         20,006
ACCRUED EXPENSES                            0              0           1,020            186              0          1,448              0         27,423
CURRENT PORTION - LONG TERM DEBT            0              0               0              0              0                             0          9,849
                                 -------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT LIABILITIES                   0              0           5,692            402              0          3,393              0         57,278

LONG TERM  LOAN                             0              0               0              0              0              0              0         73,132
LONG TERM  LOAN - INTRACOMPANY             66              0          10,322             86              0           (948)       (36,505)             0
                                 -------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
TOTAL LOANS                                66              0          10,322             86              0           (948)       (36,505)        73,132

EXCESS ASSETS OVER COST                     0              0               0              0              0              0              0              0
ACCUMMULATED AMORTIZATION                   0              0               0              0              0              0              0              0
                                 -------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET EXCESS ASSETS OVER COST                 0              0               0              0              0              0              0              0

DEFERRED TAXES                              0              0               0              0              0          1,962              0          3,213

OTHER LONG TERM LIABILITIES                 0              0             206              0              0              0              0          1,087

LONG TERM PENSION                           0              0               0              0              0              0              0          9,461

POST RETIREMENT OBLIGATION
   OTHER THAN PENSION                       0              0           3,566              0              0              0              0          9,779

MINORITY INTEREST IN SUBSIDIARY             0              0              64              0              0              0              0            252

                                 -------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
TOTAL LIABILITIES                          66              0          19,850            488              0          4,407        (36,505)       154,202

CAPITAL STOCK                               0              0           2,216            100              0          9,197        (39,754)        62,982
RETAINED EARNINGS                           0              0          (4,444)          (182)             0          3,186              0       (118,532)
                                 -------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
NET WORTH                                   0              0          (2,228)           (82)             0         12,383        (39,754)       (55,550)

                                 -------------  -------------  --------------  -------------  -------------  -------------  -------------  -------------
TOTAL LIABILITIES &
NET WORTH                                 $66             $0         $17,622           $406             $0        $16,790       ($76,259)       $98,652
                                 =============  =============  ==============  =============  =============  =============  =============  =============

ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
INCOME STATEMENT
FOR THE MONTH ENDED SEPTEMBER 30, 2003
(US $ IN 000s)
                                           ATCHISON          AMITE                                         MILWAUKEE         EMPIRE
                                            CASTING        FOUNDRY &        PROSPECT         QUAKER         IMPELLER         STEEL          LaGRANGE
                                          CORPORATION    MACHINE, INC.   FOUNDRY, INC.    ALLOY, INC.    CASTINGS, INC.  CASTINGS, INC.   FOUNDRY, INC.
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------

SALES                                           $5,526           $1,252          $1,346            $226              $0            $164              $0

COST OF SALES :
    MATERIAL                                    (2,192)            (279)           (213)              0               0               0               0
    LABOR                                         (479)            (157)           (324)            (20)              0             (26)              0
    BURDEN                                      (2,399)            (774)           (625)           (131)              0            (175)              0
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------
TOTAL STANDARD COST OF SALES                    (5,070)          (1,210)         (1,162)           (151)              0            (201)              0

                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------
STANDARD GROSS MARGIN                              456               42             184              75               0             (37)              0

MANUFACTURING VARIANCE                             106                0               0               0               0               0               0
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------
TOTAL COST OF SALES                             (4,964)          (1,210)         (1,162)           (151)              0            (201)              0

GROSS PROFIT (LOSS)                                562               42             184              75               0             (37)              0

GENERAL AND ADMINISTRATIVE                      (1,473)             (55)           (120)            (22)            (21)            (19)            (49)
SALES AND MARKETING                                (56)             (12)            (30)             (2)              0              (4)              0
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------

NET OPERATING PROFIT (LOSS)                       (967)             (25)             34              51             (21)            (60)            (49)
OTHER INCOME (EXPENSE)                              14                0               0               0               0               0               0
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------

EARNINGS BEFORE INTEREST AND TAX                  (953)             (25)             34              51             (21)            (60)            (49)
INTEREST EXPENSE                                   185              (73)             62            (137)              0               0               0
MINORITY INTEREST                                   (1)               0               0               0               0               0               0
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------

NET INCOME (LOSS) BEFORE TAX                      (769)             (98)             96             (86)            (21)            (60)            (49)
INCOME TAX                                         (41)              33             (38)             26               0              21               0
                                         --------------  --------------- --------------- --------------- --------------- ---------------  --------------

NET INCOME (LOSS)                                ($810)            ($65)            $58            ($60)           ($21)           ($39)           ($49)
                                         ==============  =============== =============== =============== =============== ===============  ==============

ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
INCOME STATEMENT
FOR THE MONTH ENDED SEPTEMBER 30, 2003
(US $ IN 000s)

                                         PENNSYLVANIA     SPRINGFIELD                      INVERNESS                                         NON -
                                         STEEL FOUNDRY       IRON          PRIMECAST        CASTINGS       ACC GLOBAL      CLAREMONT         DEBTOR
                                         & MACHINE CO.    CORPORATION     INCORPORATED    GROUP, INC.     CORPORATION    FOUNDRY, INC.    SUBSIDIARIES
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------

SALES                                               $0              $0               $0          $3,358              $0              $0            $882

COST OF SALES :
    MATERIAL                                         0               0                0          (1,522)              0               0            (289)
    LABOR                                            0               0                0            (104)              0               0            (166)
    BURDEN                                          (9)              0                0          (1,400)            (21)              0            (462)
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------
TOTAL STANDARD COST OF SALES                        (9)              0                0          (3,026)            (21)              0            (917)

                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------
STANDARD GROSS MARGIN                               (9)              0                0             332             (21)              0             (35)

MANUFACTURING VARIANCE                               0               0                0            (372)              0               0               0
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------
TOTAL COST OF SALES                                 (9)              0                0          (3,398)            (21)              0            (917)

GROSS PROFIT (LOSS)                                 (9)              0                0             (40)            (21)              0             (35)

GENERAL AND ADMINISTRATIVE                           0               0                0            (160)            (10)              0            (121)
SALES AND MARKETING                                  0               0                0             (57)              0               0             (39)
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------

NET OPERATING PROFIT (LOSS)                         (9)              0                0            (257)            (31)              0            (195)
OTHER INCOME (EXPENSE)                               0               0                0               0               0               0               1
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------

EARNINGS BEFORE INTEREST AND TAX                    (9)              0                0            (257)            (31)              0            (194)
INTEREST EXPENSE                                     0               0                0             (63)             (1)              0               5
MINORITY INTEREST                                    0               0                0               4               0               0               0
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------

NET INCOME (LOSS) BEFORE TAX                        (9)              0                0            (316)            (32)              0            (189)
INCOME TAX                                           0               0                0             128               0               0              61
                                         --------------  --------------  --------------- --------------- --------------- --------------- ---------------

NET INCOME (LOSS)                                  ($9)             $0               $0           ($188)           ($32)             $0           ($128)
                                         ==============  ==============  =============== =============== =============== =============== ===============

ATCHISON CASTING CORPORATION SUBSIDIARIES AS DEBTORS AND DEBTORS-IN-POSSESSION
INCOME STATEMENT
FOR THE MONTH ENDED SEPTEMBER 30, 2003
(US $ IN 000s)

                                        ELIMINATIONS    CONSOLIDATED
                                        --------------  --------------

SALES                                            ($14)        $12,740

COST OF SALES :
    MATERIAL                                        0          (4,495)
    LABOR                                           0          (1,276)
    BURDEN                                         14          (5,982)
                                        --------------  --------------
TOTAL STANDARD COST OF SALES                       14         (11,753)

                                        --------------  --------------
STANDARD GROSS MARGIN                               0             987

MANUFACTURING VARIANCE                              0            (266)
                                        --------------  --------------
TOTAL COST OF SALES                                14         (12,019)

GROSS PROFIT (LOSS)                                 0             721

GENERAL AND ADMINISTRATIVE                          0          (2,050)
SALES AND MARKETING                                 0            (200)
                                        --------------  --------------

NET OPERATING PROFIT (LOSS)                         0          (1,529)
OTHER INCOME (EXPENSE)                              0              15
                                        --------------  --------------

EARNINGS BEFORE INTEREST AND TAX                    0          (1,514)
INTEREST EXPENSE                                    0             (22)
MINORITY INTEREST                                   0               3
                                        --------------  --------------

NET INCOME (LOSS) BEFORE TAX                        0          (1,533)
INCOME TAX                                          0             190
                                        --------------  --------------

NET INCOME (LOSS)                                  $0         ($1,343)
                                        ==============  ==============